EXHIBIT 4(a)

FIRST SUPPLEMENTAL INDENTURE, dated as of October 13, 2006 (this “First Supplemental Indenture”), between BALTIMORE GAS AND ELECTRIC COMPANY, a Maryland corporation (the “Issuer”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer and the Trustee have duly executed and delivered an Indenture, dated as of July 24, 2006 (the “Indenture”), providing for the authentication, issuance, delivery and administration of unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series by the Issuer (the “Securities”);

WHEREAS, pursuant to the terms of the Indenture, the Issuer desires to provide for the establishment of new series of Securities (the “Notes”) to be issued under the Indenture in an unlimited aggregate principal amount, which may be authenticated and delivered as provided in the Indenture;

WHEREAS, the Issuer desires to amend the provisions of the Indenture to issue the Notes under the terms of the Indenture as supplemented hereby;

WHEREAS, Section 11.01 of the Indenture expressly permits the Issuer and the Trustee to enter into one or more supplemental indentures for the purposes, inter alia, of establishing the forms and terms of Securities to be issued under the Indenture or making certain provisions in the Indenture which the Issuer deems necessary or desirable, and permits the execution of such supplemental indentures without the consent of the Holders of any Securities then outstanding;

WHEREAS, for the purposes hereinabove recited, and pursuant to due corporate action, the Issuer has duly determined to execute and deliver to the Trustee this First Supplemental Indenture; and

WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid, legal and binding instrument in accordance with its terms have been done and performed, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, in consideration of the premises, the Issuer and the Trustee mutually covenant and agree as follows:

SECTION 1.           DEFINITIONS.

1.1           All terms contained in this First Supplemental Indenture shall, except as specifically provided herein or except as the context may otherwise require, have the meanings given to such terms in the Indenture.

1.2           Unless the context otherwise requires, the following terms shall have the following meanings:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control” when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary that apply to such transfer or exchange.

“Depositary” means The Depository Trust Company or any other depositary from time to time specified pursuant to the Indenture.

“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 4 hereof, substantially in the form of Exhibit A or B hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Exchange Notes” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Global Note Legend” means the legend set forth in Section 4.7(b) which is required to be placed on all Global Notes issued under this First Supplemental Indenture.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A or B hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, issued in accordance with Section 4.2(d), 4.4(b) or 4.6 hereof.

“Indirect Participant” means a person who holds a beneficial interest in a Global Note through a Participant.

“Initial Purchasers” has the meaning set forth in the Purchase Agreement dated as of October 11, 2006, by and among the Issuer, Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as representatives of the several Initial Purchasers).

“Letter of Transmittal” means the letter of transmittal to be prepared by the Issuer and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

“Non-U.S. Person” means any person that is not a U.S. person as defined in Rule 902(o) under the Securities Act.

“Notes” means the 5.90% Notes due 2016 and the 6.35% Notes due 2036 as those notes are defined in Sections 2.1 and 2.2, respectively.

“Participant” means a person who has an account with the Depositary.

“Participating Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Private Exchange” has the meaning set forth in the Registration Rights Agreement.

“Private Exchange Notes” has the meaning set forth in the Registration Rights Agreement.

“Private Placement Legend” means the legend set forth in Section 4.7(a) to be placed on all Notes issued under this First Supplemental Indenture except where otherwise permitted by the provisions of this First Supplemental Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule l44A.

“Registrar” means the registrar specified from time to time pursuant to Section 3.04 of the Indenture.

“Registration Rights Agreement” means each of the Registration Rights Agreements for the 5.90% Notes and the 6.35% Notes, respectively, dated as of the date hereof, by and among the Issuer, Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as representatives of the several initial purchasers listed therein), as such agreements may be amended, modified or supplemented from time to time.

“Regulation S” means Regulation S under the Securities Act.

“Restricted Definitive Note” means a Definitive Note bearing the Private Placement Legend.

“Restricted Global Note” means a Global Note bearing the Private Placement Legend.

“Ru1e 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Unrestricted Definitive Note” means one or more Definitive Notes that do not bear and, pursuant to Section 4.7, are not required to bear the Private Placement Legend.

“Unrestricted Global Note” means one or more Global Notes that do not bear and, pursuant to Section 4.7, are not required to bear the Private Placement Legend.

SECTION 2.           TERMS AND CONDITIONS OF THE SECURITIES.

There is hereby authorized the following series of Notes:

2.1           5.90% Notes due 2016.

(a)           A single series consisting of two tranches of senior unsecured notes (collectively, the “5.90% Notes due 2016”) are hereby authorized and designated as the “5.90% Series A Notes due 2016” and the “5.90% Series B Notes due 2016”.

(b)           The 5.90% Notes due 2016 shall initially be limited in aggregate principal amount to $300,000,000, shall bear interest at a rate of 5.90% per annum (plus additional interest, if any, pursuant to the applicable Registration Rights Agreement), shall mature on October 1, 2016, shall be subject to optional redemption at any time by the Issuer pursuant to the terms set forth in the form of Note with respect thereto attached as Exhibit A and have such other terms set forth in such form of Note.

(c)           The 5.90% Series A Notes due 2016 and the 5.90% Series B Notes due 2016 shall be identical in all material respects except that the (i) 5.90% Series A Notes due 2016 and any 5.90% Series A Notes due 2016 issued in the Private Exchange shall be issued bearing the Private Placement Legend and (ii) 5.90% Series B Notes due 2016 issued pursuant to the Exchange Offer shall be issued without bearing the Private Placement Legend.  It is intended that the 5.90% Series A Notes due 2016 will be exchanged for the 5.90% Series B Notes due 2016 pursuant to Section 4.6 hereof.

2.2           6.35% Notes due 2036.

(a)           A single series consisting of two tranches of senior unsecured notes (collectively, the “6.35% Notes due 2036”) are hereby authorized and designated as the “6.35% Series A Notes due 2036” and the “6.35% Series B Notes due 2036”.

(b)           The 6.35% Notes due 2036 shall initially be limited in aggregate principal amount to $400,000,000, shall bear interest at a rate of 6.35% per annum (plus additional interest, if any, pursuant to the applicable Registration Rights Agreement), shall mature on October 1, 2036, shall be subject to optional redemption at any time by the Issuer pursuant to the terms set forth in the form of Note with respect thereto attached as Exhibit B and have such other terms set forth in such form of Note.

(c)           The 6.35% Series A Notes due 2036 and the 6.35% Series B Notes due 2036 shall be identical in all material respects except that the (i) 6.35% Series B Notes due 2036 and any 6.35% Series B Notes due 2036 issued in the Private Exchange shall be issued bearing the Private Placement Legend and (ii) 6.35% Series B Notes due 2036 issued pursuant to the Exchange Offer shall be issued without bearing the Private Placement Legend.  It is intended that the 6.35% Series A Notes due 2036 will be exchanged for the 6.35% Series B Notes due 2036 pursuant to Section 4.6 hereof.

2.3           Issuance of Additional Securities.  The Issuer shall be permitted to amend this First Supplemental Indenture in order to increase the aggregate principal amount of Notes that may be issued hereunder without the consent of the Holders of Notes so affected.

SECTION 3.           FORM OF NOTES.

3.1           Form of Global Notes.  The Notes shall be issued in the form of Global Notes (including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto).  Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.  Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee, as custodian of the Global Notes, in accordance with instructions given by the Holder thereof as required by Section 4 hereof.

SECTION 4.           TRANSFER AND EXCHANGE.

Notwithstanding any provisions to the contrary set forth in Article Two of the Indenture, the following terms and conditions shall govern the transfer and exchange of the Notes.

4.1           Transfer and Exchange of Global Notes.  A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  All Global Notes will be exchanged by the Issuer for Definitive Notes if (i) the Issuer delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuer within 90 days after the date of such notice from the Depositary, (ii) the Issuer in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for individual Notes and delivers a written notice to such effect to the Trustee or (iii) an Event of Default shall have occurred and be continuing with respect to the Notes.  Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee.  Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 4 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note.  A Global Note may not be exchanged for another Note other than as provided in this Section 4, however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 4.2, 4.3 or 4.6 hereof.

4.2           Transfer and Exchange of Beneficial Interests in the Global Notes.  The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of the Indenture, as supplemented by this First Supplemental Indenture, and the Applicable Procedures.  Beneficial interests in any Restricted Global Note bearing the Private Placement Legend shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.  Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (a) or (b) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(a)           Transfer of Beneficial Interests in the Same Global Note.  Beneficial interests in any Restricted Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend.  Beneficial interests in any Unrestricted Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note.  No written orders or instructions shall be required to be delivered to the Registrar to register the transfers described in this Section 4.2(a).

(b)           All Other Transfers and Exchanges of Beneficial Interests in Global Notes.  In connection with all transfers and exchanges of beneficial interests that are not subject to Section 4.2(a) above, the transferor of such beneficial interest must deliver to the Depositary either (1) (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in the Global Note, or in another Global Note in the case of an exchange, in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (2) (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given by the Depositary to the Registrar containing information regarding the person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (A) above.  Upon consummation of an Exchange Offer by the Issuer in accordance with Section 4.6 hereof, the requirements of this Section 4.2(b) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the holder of such beneficial interests in the Restricted Global Notes.  Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture, as supplemented by this First Supplemental Indenture, and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 4.8 hereof.

(c)           Transfer of Beneficial Interests to Another Restricted Global Note.  A beneficial interest in any Restricted Global Note may be transferred to a person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 4.2(b) above and the transferor delivers a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof.

(d)           Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note.  A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 4.2(b) above and:

(i)            such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal or via the Depositary’s book-entry system that it is not (A) a broker-dealer, (B) a person participating in the distribution of the Exchange Notes or (C) a person who is an affiliate (as defined in Rule 144) of the Issuer; or

(ii)           such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

(iii)          such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)          the Registrar receives the following:

(A)          if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (1)(a) thereof; or

(B)           if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iv), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to subparagraph (ii) or (iv) above at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an Issuer Order in accordance with Section 2.4 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (ii) or (iv) above.

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

4.3           Transfer or Exchange of Beneficial Interests for Definitive Notes.

(a)           Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes.  If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

(i)            if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(a) thereof;

(ii)           if such beneficial interest is being transferred to a QIB in accordance with Rule l44A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

(iii)          if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

(iv)          if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

(v)           if such beneficial interest is being transferred to the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

(vi)          if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 4.8 hereof, and the Issuer shall execute and the Trustee shall authenticate and deliver to the person designated in the instructions a Definitive Note in the appropriate principal amount.  Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 4.3(a) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant.  The Trustee shall make available for delivery such Definitive Notes to the persons in whose names such Notes are so registered.  Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 4.3(a) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(b)           Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes.  A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

(i)            such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a person who is an affiliate (as defined in Rule 144) of the Issuer;

(ii)           such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)          such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)          the Registrar receives the following:

(A)          if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (l)(b) thereof; or

(B)           if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iv), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(c)           Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes.  If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 4.2(b) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 4.8 hereof, and the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the person designated in the instructions a Definitive Note in the appropriate principal amount.  Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 4.3(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant.  The Trustee shall make available for delivery such Definitive Notes to the persons in whose names such Notes are so registered.  Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 4.3(c) shall not bear the Private Placement Legend.

4.4           Transfer and Exchange of Definitive Notes for Beneficial Interests.

(a)           Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes.  If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(i)            if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

(ii)           if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule l44A, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

(iii)          if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

(iv)          if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

(v)           if such Restricted Definitive Note is being transferred to the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

(vi)          if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof;

the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of the appropriate Restricted Global Note.

(b)           Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(i)            such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a person who is an affiliate (as defined in Rule 144) of the Issuer;

(ii)           such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)          such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)          the Registrar receives the following:

(A)          if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (1)(c) thereof; or

(B)           if the Holder of such Definitive Notes proposes to transfer such Notes to a person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iv), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 4.4(b), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(c)           Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes.  A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time.  Upon receipt of a request for such an exchange or registration of transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or registration of transfer from a Definitive Note to a beneficial interest in a Global Note is effected pursuant to subparagraphs (b)(ii), (b)(iv) or (c) above at a time when an Unrestricted Global Note has not yet been issued, the Issuer shall issue and, upon receipt of an Issuer Order in accordance with Section 2.4 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

4.5           Transfer and Exchange of Definitive Notes for Definitive Notes.  Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 4.5, the Registrar shall register the transfer or exchange of Definitive Notes.  Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing.  In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 4.5.

(a)           Restricted Definitive Notes to Restricted Definitive Notes.  Any Restricted Definitive Note may be transferred to and registered in the name of persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

(i)            if the transfer will be made pursuant to Rule l44A, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof; and

(ii)           if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof;

(iii)          if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(b)           Restricted Definitive Notes to Unrestricted Definitive Notes.  Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a person or persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

(i)            such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a person participating in the distribution of the Exchange Notes or (3) a person who is an affiliate (as defined in Rule 144) of the Issuer;

(ii)           any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

(iii)          any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(iv)          the Registrar receives the following:

(A)          if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit D hereto, including the certifications in item (1)(d) thereof; or

(B)           if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iv), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(c)           Unrestricted Definitive Notes to Unrestricted Definitive Notes.  A Holder of Unrestricted Definitive Notes may transfer such Notes to a person who takes delivery thereof in the form of an Unrestricted Definitive Note.  Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

4.6           Exchange Offer.  Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of an Issuer Order in accordance with Section 2.4 of the Indenture, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by persons that certify in the applicable Letters of Transmittal or via the Depositary’s book-entry system that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuer, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer.  In addition, if pursuant to the Registration Rights Agreement, any Holder is entitled to receive Private Exchange Notes simultaneously with the consummation of the Exchange Offer and so requests, the Issuer shall issue and, upon receipt of an Issuer Order in accordance with Section 2.4 of the Indenture, the Trustee shall authenticate (i) one or more Restricted Global Notes that are identical in all material respects to the Exchange Notes, except for the Private Placement Legend, in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the Private Exchange and (ii) Restricted Definitive Notes that are identical in all material respects to the Exchange Notes, except for the Private Placement Legend, in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Private Exchange.  Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuer shall execute and the Trustee shall authenticate and make available for delivery to the persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

4.7           Legends.  The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this First Supplemental Indenture unless specifically stated otherwise in the applicable provisions hereof:

(a)           Private Placement Legend.  Except as permitted by subparagraph (b) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG BALTIMORE GAS AND ELECTRIC COMPANY AND THE INITIAL PURCHASERS, DATED OCTOBER 13, 2006 (THE “REGISTRATION RIGHTS AGREEMENT”).  WE WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO US AT OUR PRINCIPAL PLACE OF BUSINESS.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH BALTIMORE GAS AND ELECTRIC COMPANY (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (I) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (II) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE l44A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A, (III) PURSUANT TO OFFERS AND SALES TO NON U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (IV) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING UNDER RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE), SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (III) OR (V) TO REQUIRE THE

DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.”

If Definitive Notes are issued, each Definitive Note will bear the following additional legend:

“IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.”

Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to Sections 4.2(d), 4.3(b), 4.4(b), 4.4(c), 4.5(b), 4.5(c) or 4.6 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

(b)           Global Note Legends.  Each Global Note shall bear legends in substantially the following form:

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.02 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 4.1 OF THE FIRST SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.07 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR

REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.  OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

4.8           Cancellation and/or Adjustment of Global Notes.  At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 3.07 of the Indenture.  At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

SECTION 5.           MISCELLANEOUS.

5.1           Ratification of Indenture.  The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

5.2           GOVERNING LAW.  THIS FIRST SUPPLEMENTAL INDENTURE, EACH NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.3           Counterparts.  This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original, and all collectively but one instrument.

5.4           The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed as of the date first above written.

BALTIMORE GAS AND ELECTRIC COMPANY, as Issuer

By:	/s/ Jeanne M. Blondia
	Name:	Jeanne M. Blondia
	Title:	Treasurer and Assistant Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
By Deutsche Bank National Trust Company

By:	/s/ Yana Kalachikova
Name: Yana Kalachikova
Title: Assistant Vice President

By:	/s/ David Contino
Name: David Contino
Title: Assistant Vice President

EXHIBIT A

[FACE OF 5.90% NOTE DUE 2016]

[Insert Global Note Legends, if applicable pursuant to the provisions of the
First Supplemental Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the First Supplemental Indenture]

No.	$

CUSIP:

BALTIMORE GAS AND ELECTRIC COMPANY

    % [Series A] [Series B] Notes due

ORIGINAL ISSUE	INTEREST PAYMENT
DATE:	DATES: April 1 and October 1

INTEREST RATE: 5.90% per annum plus additional interest, if any, pursuant to the applicable Registration Rights Agreement (as defined below)

MATURITY DATE: October 1, 2016

Baltimore Gas and Electric Company, a Maryland corporation (together with its successors and assigns, the “Issuer”), for value received, hereby promises to pay to                 , or registered assignees, the principal sum of                 on the Maturity Date specified above and to pay interest thereon at the Interest Rate per annum specified above, semiannually in arrears on each Interest Payment Date specified above during each year commencing on the Interest Payment Date next succeeding the Original Issue Date specified above, and at maturity (or on any redemption or repayment date).

Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof has been paid or duly made available for payment (except as provided below).  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the 15th day of the calendar month prior to such Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable at maturity (or on any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.  As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in Baltimore Maryland or The City of New York.

The holder of this Note is entitled to the benefits of the applicable Registration Rights Agreement (as defined in the First Supplemental Indenture dated as of October 13, 2006 to the Indenture).

Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine.  Payment of the principal of and premium, if any, and interest on this Note will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register.  A holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof; which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed under its corporate seal.

DATED:

BALTIMORE GAS AND ELECTRIC COMPANY

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred
to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
By Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

[BACK OF 5.90% NOTE DUE 2016]

This Note is one of a duly authorized issue of 5.90% Series [A][B] Notes due 2016 (the “Notes”) of the Issuer.  The Notes are issuable under an indenture, dated as of July 24, 2006 (as amended by the First Supplemental Indenture dated as of October 13, 2006, the “Indenture”), each between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.  The Issuer has appointed Deutsche Bank Trust Company Americas, at its principal corporate trust office in The City of New York as the paying agent (the “Paying Agent,” which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes.  To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

This Note may be redeemed in whole or in part at the option of the Issuer upon payment of the redemption price specified below.  If the Issuer exercises the option to redeem this Note, the redemption price will equal the greater of (i) 100% of the principal amount of this Note or (ii) the sum, as determined by the Independent Investment Banker (defined below), of the present value of the principal amount of this Note and the remaining scheduled payments of interest on this Note from the redemption date to the Maturity Date, exclusive of interest accrued to the redemption date (the “Remaining Life”), discounted from the scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year of 30-day months) at the Treasury Yield (defined below) plus 20 basis points, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.  Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture.  In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

If the Issuer fails to deposit the redemption price with the Trustee on or prior to the redemption date, then notwithstanding any notice of redemption that has been given as provided in Section 4.04 of the Indenture, the Notes or portions of Notes with respect to which such notice has been given shall not become due and payable on the date and at the place or places stated in such notice.  In addition, the failure to redeem the Notes shall not constitute a default or Event of Default pursuant to Section 7.01 of the Indenture.

For purposes of the immediately preceding paragraph, the following defined terms shall have the meanings specified:

“Independent Investment Banker” means Merrill Lynch, Pierce Fenner & Smith Incorporated if (1) the Issuer does not appoint someone else at least 30 days prior to such redemption date or (2) such other institution appointed by the Issuer is unwilling or unable to calculate the redemption price.  If Merrill Lynch, Pierce Fenner & Smith Incorporated is

unwilling or unable to calculate the redemption price, then the Trustee shall appoint an independent investment banking institution of national standing to make the calculation.

“Treasury Yield” means, with respect to any redemption date, the rate determined by the Independent Investment Banker from the most recent statistical release published by the Federal Reserve Bank of New York entitled “H.15(519) Selected Interest Rate” or any successor publication as follows: (i) if the H.15 Statistical Release gives a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Life of the Notes, then the Treasury Yield will equal that weekly average yield and (ii) in all other cases, the Independent Investment Banker will calculate the Treasury Yield by interpolating, on a straight line basis, the weekly average yields from the H.15 Statistical Release on the United States Treasury Notes having a constant maturity closest to but greater than the Remaining Life of the Notes and the United States Treasury Notes having a constant maturity closest to and less than the Remaining Life of the Notes. The Independent Investment Banker shall round any weekly average yields calculated by interpolation to the nearest 1/100th of 1% and shall round the percentage up for any figure of 1/200th of 1% or above. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release, or anywhere else, the Independent Investment Banker shall select comparable rates and calculate the Treasury Yield using such rates.

Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be.  Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

This Note, and any Note or Notes issued upon registration of transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof.

The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its principal corporate trust office in The City of New York a register for the registration and transfer of Notes.  This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder’s attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes.  Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions.  All such exchanges and transfers of Notes will be free of charge, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith.  All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder’s attorney duly authorized in writing.  The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them.  All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes.  The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide.  So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer.  Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place and rate, and in the coin and currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in this Note, or because of the indebtedness evidenced hereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(1)

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

(1) This should be included only if the Note is issued in global form.

EXHIBIT B

[FACE OF 6.35% NOTE DUE 2036]

[Insert Global Note Legends, if applicable pursuant to the provisions of the
First Supplemental Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the First Supplemental Indenture]

No.	$
CUSIP:

BALTIMORE GAS AND ELECTRIC COMPANY

    % [Series A] [Series B] Notes due

ORIGINAL ISSUE	INTEREST PAYMENT
DATE:	DATES: April 1 and October 1

INTEREST RATE: 6.35% per annum plus additional interest, if any, pursuant to the applicable Registration Rights Agreement (as defined below)

MATURITY DATE: October 1, 2036

Baltimore Gas and Electric Company, a Maryland corporation (together with its successors and assigns, the “Issuer”), for value received, hereby promises to pay to                 , or registered assignees, the principal sum of                 on the Maturity Date specified above and to pay interest thereon at the Interest Rate per annum specified above, semiannually in arrears on each Interest Payment Date specified above during each year commencing on the Interest Payment Date next succeeding the Original Issue Date specified above, and at maturity (or on any redemption or repayment date).

Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date, until the principal hereof has been paid or duly made available for payment (except as provided below).  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the 15th day of the calendar month prior to such Interest Payment Date (whether or not a Business Day) (each such date a “Record Date”); provided, however, that interest payable at maturity (or on any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable.  As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or executive order to close in Baltimore Maryland or The City of New York.

The holder of this Note is entitled to the benefits of the applicable Registration Rights Agreement (as defined in the First Supplemental Indenture dated as of October 13, 2006 to the Indenture).

Payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine.  Payment of the principal of and premium, if any, and interest on this Note will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register.  A holder of U.S. $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof; which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed under its corporate seal.

DATED:

BALTIMORE GAS AND ELECTRIC
COMPANY

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE
OF AUTHENTICATION

This is one of the Notes referred
to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
By Deutsche Bank National Trust Company

By:
Name:
Title:

By:
Name:
Title:

[BACK OF 6.35% NOTE DUE 2036]

This Note is one of a duly authorized issue of 6.35%% Series [A][B] Notes due 2036 (the “Notes”) of the Issuer.  The Notes are issuable under an indenture, dated as of July 24, 2006 (as amended by the First Supplemental Indenture dated as of October 13, 2006, the “Indenture”), each between the Issuer and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.  The Issuer has appointed Deutsche Bank Trust Company Americas, at its principal corporate trust office in The City of New York as the paying agent (the “Paying Agent,” which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes.  To the extent not inconsistent herewith, the terms of the Indenture are hereby incorporated by reference herein.

This Note may be redeemed in whole or in part at the option of the Issuer upon payment of the redemption price specified below.  If the Issuer exercises the option to redeem this Note, the redemption price will equal the greater of (i) 100% of the principal amount of this Note or (ii) the sum, as determined by the Independent Investment Banker (defined below), of the present value of the principal amount of this Note and the remaining scheduled payments of interest on this Note from the redemption date to the Maturity Date, exclusive of interest accrued to the redemption date (the “Remaining Life”), discounted from the scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year of 30-day months) at the Treasury Yield (defined below) plus 25 basis points, plus accrued and unpaid interest on the principal amount being redeemed to the date of redemption.  Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture.  In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

If the Issuer fails to deposit the redemption price with the Trustee on or prior to the redemption date, then notwithstanding any notice of redemption that has been given as provided in Section 4.04 of the Indenture, the Notes or portions of Notes with respect to which such notice has been given shall not become due and payable on the date and at the place or places stated in such notice.  In addition, the failure to redeem the Notes shall not constitute a default or Event of Default pursuant to Section 7.01 of the Indenture.

For purposes of the immediately preceding paragraph, the following defined terms shall have the meanings specified:

“Independent Investment Banker” means Merrill Lynch, Pierce Fenner & Smith Incorporated if (1) the Issuer does not appoint someone else at least 30 days prior to such redemption date or (2) such other institution appointed by the Issuer is unwilling or unable to calculate the redemption price.  If Merrill Lynch, Pierce Fenner & Smith Incorporated is

unwilling or unable to calculate the redemption price, then the Trustee shall appoint an independent investment banking institution of national standing to make the calculation.

“Treasury Yield” means, with respect to any redemption date, the rate determined by the Independent Investment Banker from the most recent statistical release published by the Federal Reserve Bank of New York entitled “H.15(519) Selected Interest Rate” or any successor publication as follows: (i) if the H.15 Statistical Release gives a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Life of the Notes, then the Treasury Yield will equal that weekly average yield and (ii) in all other cases, the Independent Investment Banker will calculate the Treasury Yield by interpolating, on a straight line basis, the weekly average yields from the H.15 Statistical Release on the United States Treasury Notes having a constant maturity closest to but greater than the Remaining Life of the Notes and the United States Treasury Notes having a constant maturity closest to and less than the Remaining Life of the Notes. The Independent Investment Banker shall round any weekly average yields calculated by interpolation to the nearest 1/100th of 1% and shall round the percentage up for any figure of 1/200th of 1% or above. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release, or anywhere else, the Independent Investment Banker shall select comparable rates and calculate the Treasury Yield using such rates.

Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be.  Interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

This Note, and any Note or Notes issued upon registration of transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof.

The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its principal corporate trust office in The City of New York a register for the registration and transfer of Notes.  This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder’s attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Indenture with respect to the redemption of Notes.  Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions.  All such exchanges and transfers of Notes will be free of charge, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith.  All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder’s attorney duly authorized in writing.  The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

In case any Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and such Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, a new Note of like tenor will be issued by the Issuer in exchange for the Note so mutilated or defaced, or in lieu of the Note so destroyed or lost or stolen, but, in the case of any destroyed or lost or stolen Note, only upon receipt of evidence satisfactory to the Trustee and the Issuer that such Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them.  All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes.  The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide.  So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer.  Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

No provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place and rate, and in the coin and currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture, or in this Note, or because of the indebtedness evidenced hereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(2)

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

(2) This should be included only if the Note is issued in global form.

EXHIBIT C

[FORM OF CERTIFICATE OF TRANSFER]

Baltimore Gas and Electric Company

750 East Pratt Street

Baltimore, MD 21202

Attention:              Secretary of the Company

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

New York, NY 10005
Attention: Trust and Securities Services

Re:  [    ]% Series [A][B] Notes due [        ]

Reference is hereby made to the Indenture, dated as of July 24, 2006, as amended by the First Supplemental Indenture, dated as of October 13, 2006 (as so amended and supplemented, the “Indenture”), between Baltimore Gas and Electric Company, a Maryland corporation, as issuer (the “Company”), and Deutsche Bank Trust Company Americas, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                   , (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $                    in such Note[s] or interests (the “Transfer”), to                     (the “Transferee”), as further specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.                                       ☐  Check if Transferee will take delivery of a beneficial interest in a Restricted Global Note or a Restricted Definitive Note Pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule l44A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Restricted Definitive Note is being transferred to a person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Restricted Definitive Note for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Restricted Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

2.                                       ☐  Check if Transferee will take delivery of a beneficial interest in a Restricted Global Note or a Restricted Definitive Note Pursuant to Regulation S.  The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Restricted Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

3.                                       ☐  Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S.  The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a)           ☐  such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b)           ☐  such Transfer is being effected to the Company or a subsidiary thereof;

or

(c)           ☐  such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4.                                       ☐  Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

(a)           ☐  Check if Transfer is pursuant to Rule 144.  (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(b)           ☐  Check if Transfer is Pursuant to Regulation S.  (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

(c)           ☐  Check if Transfer is Pursuant to Other Exemption.  (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:	,

ANNEX A TO CERTIFICATE OF TRANSFER

1.             The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a)           ☐  a beneficial interest in the Restricted Global Note; or

(b)           ☐  a Restricted Definitive Note.

2.             After the Transfer the Transferee will hold:

[CHECK ONE]

(a)           ☐  a beneficial interest in the:

(i)            ☐  Restricted Global Note (CUSIP             ), or

(ii)           ☐  Unrestricted Global Note (CUSIP             ); or

(b)           ☐  Restricted Definitive Note; or

(c)           ☐  an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

EXHIBIT D

[FORM OF CERTIFICATE OF EXCHANGE]

Baltimore Gas and Electric Company

750 East Pratt Street

Baltimore, MD 21202

Attention:              Secretary of the Company

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

New York, NY 10005
Attention: Trust and Securities Services

Re: [    ]% Series [A][B] Notes due [            ]

Reference is hereby made to the Indenture, dated as of July 24, 2006, as amended by the First Supplemental Indenture, dated as of October 13, 2006 (as so amended and supplemented, the “Indenture”), between Baltimore Gas and Electric Company, a Maryland corporation, as issuer (the “Company”), and Deutsche Bank Trust Company Americas, as trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                       , (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $                        in such Note[s] or interests (the “Exchange”).  In connection with the Exchange, the Owner hereby certifies that:

1.                                      Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note.

(a)           ☐  Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(b)           ☐  Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c)           ☐  Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note.  In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d)           ☐  Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note.  In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2.                                      Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes.

(a)           ☐  Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note.  In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

(b)           ☐  Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note.  In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the Restricted Global Note, the Owner hereby certifies (1) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States.  Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Owner]

By:
Name:
Title:

Dated:	,